SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         August 7, 2003 (August 5, 2003)
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


    Nevada                           000-29209                48-1110566
________________________________________________________________________________
(State or other                (Commission File No.)       (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
                                   __________
                                   (Zip Code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS.

21st Century Technologies, Inc. has moved its executive offices to 2700 W. Sahara Boulevard, Suite 440, Las Vegas, Nevada 89102. Its main telephone number is now (702) 248-1588. The facsimile telephone number is now (702) 248-4554. The new location for the executive offices was opened August 5, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          21st CENTURY TECHNOLOGIES, INC.
                                                   (Registrant)



Dated:  August 7, 2003                         /s/ ARLAND D. DUNN
                                               _________________________
                                           By: Arland D. Dunn, President